IGC-Appendix D
            Gas Sales And Portfolio Administration Agreement
                                            November 1, 1998

          APPENDIX D - Supplier Reservation Costs

                 Supplier Reservation Costs
          November 1, 1998 through October 31, 1999

I.   Reserved Commodity Quantities
  a.  Monthly Baseload Reserved Quantity (Dth/Day)

                           System

                               Central/
Month            North/East   Terre Haute   Greensburg     South
November, 1998    30,383          36,798       1,484       2,984
December, 1998    69,962          45,000       1,461       5,000
January, 1999     79,640          45,000       2,450       5,000
February, 1999    79,502          45,000       1,960       5,000
March, 1999       25,955          43,000       1,500       2,000
April, 1999       73,500          28,000       1,200       5,000
May, 1999         73,500          13,000       1,200       5,000
June, 1999        72,015          13,000         757       5,000
July, 1999        72,064          13,000           0       5,000
August, 1999      57,020          13,000         771       5,000
September, 1999   57,025          12,000         757       5,000
October, 1999     79,992           3,885           0       1,295



Buyer and Seller agree that all or some portion of the quantities identified as Monthly Baseload Reserved
Quantities may be provided at fixed or collared prices mutually agreed upon pursuant to pricing for Other Purchases under Appendix E.

           APPENDIX D - Supplier Reservation Costs
  b.  Daily Swing Reserved Quantity (Dth/Day)

                           System

                               Central/
Month            North/East   Terre Haute    Greensburg   South
November, 1998    154,810         78,722       4,644      43,192
December, 1998    145,578         95,722       8,116      41,192
January, 1999     135,900         95,722       7,166      41,192
February, 1999    136,038         95,722       7,656      41,192
March, 1999       167,623         84,722       4,818      44,122
April, 1999       137,078         25,327       2,628      16,066
May, 1999         137,078         42,327       2,002      13,000
June, 1999         69,913         32,000       1,903      11,000
July, 1999         32,864         35,500       2,460       5,500
August, 1999       80,908         38,500       1,689       5,500
September, 1999   112,981         40,300       2,509      16,066
October, 1999      90,014         37,415       5,322      17,705


Buyer and Seller agree that all or some portion of the quantities identified as Daily Swing Reserved Quantities may be provided at fixed or collared prices mutually agreed upon pursuant to pricing for Other Purchases under Appendix E.

II.  Applicable Reservation Rates ($/Dth/Day)


System              Winter Months (Nov.- Mar.)  Summer Months (Apr.- Oct.)
                    Monthly          Daily      Monthly          Daily
                    Index            Index      Index            Index
                    Reserved         Reserved   Reserved         Reserved
                    Quantity         Quantity   Quantity         Quantity
North/East          $0.0007          $0.0130    $0.0122          $0.0122
Central/Terre       $0.0012          $0.0148    $0.0123          $0.0126
Haute
Greensburg          $0.0010          $0.0144    $0.0132          $0.0142
South               $0.0012          $0.0148    $0.0123          $0.0126


           APPENDIX D - Supplier Reservation Costs

Assignment/Agency Administration of Supply Agreements
     Buyer and Seller agree that quantities reserved under supply reservation contracts entered into by Buyer prior to April 1, 1996, and for which Seller has accepted assignment or agency administration duties, shall be included in the Reserved Commodity Quantities with Applicable Reservation
Rates as set forth in the original supply reservation contracts.

Amendment

     Seller and Buyer agree that this Appendix D may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised
Appendix D.


PROLIANCE ENERGY, LLC            INDIANA GAS COMPANY, INC.

By: /s/ Terry F. Peak            By: /s/ Timothy M. Hewitt
Its:  Senior Vice President      Its:  Vice President



                                                     IGC-Appendix J.4
  Gas Sales And Portfolio Administration Agreement   November 1,1998


           APPENDIX J.4 - Winter Delivery Service 4

     Winter Delivery Service 4 TGT ("WDS4")

     1. Starting November 1, 1998, consistent with Buyer's supply plans, Seller shall provide Buyer with WDS4 with the following delivered service entitlements:


     Contract Months    Max Nominated
         Daily Qty
     November          50,000 Dth/day

     December          50,000 Dth/day

     January           50,000 Dth/day

     February          50,000 Dth/day

     March             50,000 Dth/day

     April - October   0 Dth/day



     Maximum Seasonal Qty    Nov. - Mar.         Apr. - Oct.
                              7,550,000                   0

     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's Central system.

     3.   Buyer shall pay Seller as follows:

         a.   For Nominated Commodity as follows:
         Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.


         b.  For WDS4 Variable Costs:
         Variable Cost Rates and Fuels under Texas Gas FT rate schedule and other applicable costs, if any as billed.

         c.  For WDS4 Demand Costs:
         Texas Gas Demand Costs under Rate Schedule FT and other applicable pipeline costs, if any as billed.

     4.  WDS4 service expires October 31, 2000.

     5. Sellers provisions of WDS4 shall be subject to the provisions of service reflected in Texas Gas FT tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment

     Seller and Buyer agree that this Appendix J.4 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix
J.4



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.


By:  /s/ Terrence F. Peak               By:  /s/ Timothy M. Hewitt
Its:   Senior Vice President            Its: Vice President


                                                     IGC-Appendix J.5
  Gas Sales And Portfolio Administration Agreement   November 1,1998


           APPENDIX J.5 - Winter Delivery Service 5

     Winter Delivery Service 5 TGT ("WDS5")

     1. Starting November 1, 1998, consistent with Buyer's supply plans, Seller shall provide Buyer with WDS5 with the following delivered service entitlements:



     Contract Months    Max Nominated
         Daily Qty
     November          13,000 Dth/day

     December          13,000 Dth/day

     January           13,000 Dth/day

     February          13,000 Dth/day

     March             13,000 Dth/day

     April - October   0 Dth/day



     Maximum Seasonal Qty    Nov. - Mar.         Apr. - Oct.
                              1,963,000                   0

     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's Central system.

     3.   Buyer shall pay Seller as follows:

         a.   For Nominated Commodity as follows:
         Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

         b.  For WDS5 Variable Costs:
         Variable Cost Rates and Fuels under Texas Gas FT rate schedule and other applicable costs, if any as billed.

         c.  For WDS5 Demand Costs:
         Texas Gas Demand Costs under Rate Schedule FT and other applicable pipeline costs, if any as billed.

     4.   WDS5 service expires October 31, 1999.

     5. Sellers provisions of WDS5 shall be subject to the provisions of service reflected in Texas Gas FT tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services

Amendment

     Seller and Buyer agree that this Appendix J.5 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix
J.5



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.


By:  /s/ Terrence F. Peak               By:  /s/ Timothy M. Hewitt
Its:   Senior Vice President            Its: Vice President


                                                    IGC-Appendix K.11
Gas Sales And Portfolio Administration Agreement    March 1, 1999


         APPENDIX K.11 - Annual Delivery Service 11

Annual Delivery Service 11 ("ADS11")

     1.Starting March 1, 1999, consistent with the Buyer's supply plans, Seller shall provide Buyer with ADS11 with the following delivered Service entitlements:


Contract Months      Maximum Daily ADS11     Maximum Monthly ADS11
March - February        51,431 Dth/day       51,431 Dth times the
                                             number of days in the
                                             month.


     2. Delivery of these volumes will be into the Northeast system.

     3.   Buyer shall pay Seller as follows:

       a.   For ADS11 Commodity as follows:
       Purchase quantities will be determined pursuant to Appendix E pricing.

       b.   For ADS11 Variable Costs:
       Variable cost of $.0280/Dth
       Fuels under applicable tariffs for Panhandle Eastern
       EFT and other applicable pipeline costs if any.

       c.   For ADS11 Demand Costs:
       Demand cost of $.3680/Dth/day for the month of March
       1999 and $.4059/Dth/day thereafter thru the term of this Appendix and other applicable pipeline costs if any.

     4.This ADS11 service expires March 31, 2003.

     5.Sellers provisions of ADS11 shall be subject to the provisions of service reflected in Panhandle Eastern EFT tariffs, as well as other Panhandle Eastern FERC tariffs as may be applicable to the provision of those services.

Amendment

     Seller and Buyer agree that this Appendix K.11 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised
Appendix K.11.



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.


By:  /s/ Terrence F. Peak               By:  /s/ Timothy M. Hewitt
Its:   Senior Vice President            Its: Vice President




                                                    IGC-Appendix K.6
Gas Sales And Portfolio Administration Agreement    November 1, 1998


           APPENDIX K.6 - Annual Delivery Service 6

Annual Delivery Service 6 TGT ("ADS6")


     1. Starting November 1, 1998, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS6 with the following delivered service entitlements:


Contract Months     Max Nominated      Max Unnominated     Total MDQ
                     Daily Qty            Daily Qty
November          23,240 Dth/day       33,553 Dth/day    56,793 Dth/day

December          23,240 Dth/day       33,553 Dth/day    56,793 Dth/day

January           23,240 Dth/day       33,553 Dth/day    56,793 Dth/day

February          23,240 Dth/day       33,553 Dth/day    56,793 Dth/day

March             23,240 Dth/day       33,553 Dth/day    56,793 Dth/day

April             15,109 Dth/day       22,455 Dth/day    37,565 Dth/day

May               15,109 Dth/day                         15,109 Dth/day

June              15,109 Dth/day                         15,109 Dth/day

July              15,109 Dth/day                         15,109 Dth/day

August            15,109 Dth/day                         15,109 Dth/day

September         15,109 Dth/day                         15,109 Dth/day

October           15,109 Dth/day       29,166 Dth/day    44,275 Dth/day



Maximum Seasonal Qty     Nov. - Mar.         Apr. - Oct.
                         4,500,000            2,242,666

Unnominated Winter Seasonal Qty     990,666


     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's Central system.

     3.   Buyer shall pay Seller as follows:

          a.   For Unnominated Quantities:
               Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

         b.    For Nominated Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

         c.    For ADS6 Variable Costs:
               Variable Cost Rates and Fuels under Texas Gas NNS rate schedule and other applicable costs, if any as billed.


         d.    For ADS6 Demand Costs:
               Texas Gas Demand Costs under Rate Schedule NNS and other applicable pipeline costs, if any as billed.

     4.  This ADS6 service expires October 31, 2002.

     5. Sellers provisions of ADS6 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services

Amendment

     Seller and Buyer agree that this Appendix K.6 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix
K.6


PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.


By:  /s/ Terrence F. Peak               By:  /s/ Timothy M. Hewitt
Its:   Senior Vice President            Its: Vice President




                                                    IGC-Appendix K.7
Gas Sales And Portfolio Administration Agreement    November 1, 1998


           APPENDIX K.7 - Annual Delivery Service 7

Annual Delivery Service 7 TGT ("ADS7")

     1. Starting November 1, 1998, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS7 with the following delivered service entitlements:


Contract Months     Max Nominated      Max Unnominated     Total MDQ
                     Daily Qty            Daily Qty
November           23,241 Dth/day      33,553 Dth/day    56,794 Dth/day

December           23,241 Dth/day      33,553 Dth/day    56,794 Dth/day

January            23,241 Dth/day      33,553 Dth/day    56,794 Dth/day

February           23,241 Dth/day      33,553 Dth/day    56,794 Dth/day

March              23,241 Dth/day      33,553 Dth/day    56,794 Dth/day

April              15,109 Dth/day      22,456 Dth/day    57,565 Dth/day

May                15,109 Dth/day                        15,109 Dth/day

June               15,109 Dth/day                        15,109 Dth/day

July               15,109 Dth/day                        15,109 Dth/day

August             15,109 Dth/day                        15,109 Dth/day

September          15,109 Dth/day                        15,109 Dth/day

October            15,109 Dth/day      29,166 Dth/day    44,275 Dth/day


Maximum Seasonal Qty     Nov. - Mar.         Apr. - Oct.
                         4,500,000           2,242,667

Unnominated Winter Seasonal Qty     990,667

     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's Central system.

     3.   Buyer shall pay Seller as follows:

          a.   For Unnominated Quantities:
               Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

         b.    For Nominated Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

         c.    For ADS7 Variable Costs:
               Variable Cost Rates and Fuels under Texas Gas NNS rate schedule and other applicable costs, if any as billed.

         d.    For ADS7 Demand Costs:
               Texas Gas Demand Costs under Rate Schedule NNS and other applicable pipeline costs, if any as billed.

     4.This ADS7 service expires October 31, 2000.

     5.Sellers provisions of ADS7 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services

Amendment

     Seller and Buyer agree that this Appendix K.7 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix
K.7


PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.


By:  /s/ Terrence F. Peak               By:  /s/ Timothy M. Hewitt
Its:   Senior Vice President            Its: Vice President




                                                    IGC-Appendix K.8
Gas Sales And Portfolio Administration Agreement    November 1, 1998


           APPENDIX K.8 - Annual Delivery Service 8

Annual Delivery Service 8 TGT ("ADS8")

     1. Starting November 1, 1998, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS8 with the following delivered service entitlements:


Contract Months     Max Nominated     Max Unnominated     Total MDQ
                      Daily Qty         Daily Qty
November            23,241 Dth/day    33,553 Dth/day    56,794 Dth/day

December            23,241 Dth/day    33,553 Dth/day    56,794 Dth/day

January             23,241 Dth/day    33,553 Dth/day    56,794 Dth/day

February            23,241 Dth/day    33,553 Dth/day    56,794 Dth/day

March               23,241 Dth/day    33,553 Dth/day    56,794 Dth/day

April               15,109 Dth/day    16,777 Dth/day    37,565 Dth/day

May                 15,109 Dth/day                      15,109 Dth/day

June                15,109 Dth/day                      15,109 Dth/day

July                15,109 Dth/day                      15,109 Dth/day

August              15,109 Dth/day                      15,109 Dth/day

September           15,109 Dth/day                      15,109 Dth/day

October             15,109 Dth/day     23,487 Dth/day   44,276 Dth/day


Maximum Seasonal Qty     Nov. - Mar.         Apr. - Oct.
                         4,500,000            2,242,667

Unnominated Winter Seasonal Qty     990,667

     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's Central system.

     3.   Buyer shall pay Seller as follows:

         a.    For Unnominated Quantities:
               Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

         b.    For Nominated Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

         c.    For ADS8 Variable Costs:
               Variable Cost Rates and Fuels under Texas Gas NNS rate schedule and other applicable costs, if any as billed.

         d.    For ADS8 Demand Costs:
               Texas Gas Demand Costs under Rate Schedule NNS and other applicable pipeline costs, if any as billed.

     4.This ADS8 service expires October 31, 1999.

     5.Sellers provisions of ADS8 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment

     Seller and Buyer agree that this Appendix K.8 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix
K.8


PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.


By:  /s/ Terrence F. Peak               By:  /s/ Timothy M. Hewitt
Its:   Senior Vice President            Its: Vice President


                                                     IGC-Appendix K.9
Gas Sales And Portfolio Administration Agreement     November 1, 1998


           APPENDIX K.9 - Annual Delivery Service 9

Annual Delivery Service 9 TGT ("ADS9")

     1. Starting November 1, 1998, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS9 with the following delivered service entitlements:


Contract Months     Max Nominated
                      Daily Qty
November           31,000 Dth/day

December           31,000 Dth/day

January            31,000 Dth/day

February           31,000 Dth/day

March              31,000 Dth/day

April              10,000 Dth/day

May                10,000 Dth/day

June               10,000 Dth/day

July               10,000 Dth/day

August             10,000 Dth/day

September          10,000 Dth/day

October            10,000 Dth/day


Maximum Seasonal Qty     Nov. - Mar.         Apr. - Oct.
                          4,681,000          2,140,000



     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's South system.

     3.   Buyer shall pay Seller as follows:

          a.   For Nominated Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

          b.   For ADS9 Variable Costs:
               Variable Cost Rates and Fuels under Texas Gas FT rate schedule and other applicable costs, if any as billed.

          c.   For ADS9 Demand Costs:
               Texas Gas Demand Costs under Rate Schedule FT and other applicable pipeline costs, if any as billed.

     4.  This ADS9 service expires October 31, 2001.

     5. Sellers provisions of ADS9 shall be subject to the provisions of service reflected in Texas Gas FT tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment

     Seller and Buyer agree that this Appendix K.9 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix
K.9


PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.


By:  /s/ Terrence F. Peak               By:  /s/ Timothy M. Hewitt
Its:   Senior Vice President            Its: Vice President




                                                  IGC-Appendix K.10
Gas Sales And Portfolio Administration Agreement  November 1, 1998


          APPENDIX K.10 - Annual Delivery Service 10

Annual Delivery Service 10 TGT ("ADS10")

     1. Starting November 1, 1998, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS10 with the following delivered service entitlements:


Contract Months     Max Nominated     Max Unnominated      Total MDQ
                      Daily Qty         Daily Qty
November           15,192 Dth/day     26,495 Dth/day      41,687 Dth/day

December           15,192 Dth/day     26,495 Dth/day      41,687 Dth/day

January            15,192 Dth/day     26,495 Dth/day      41,687 Dth/day

February           15,192 Dth/day     26,495 Dth/day      41,687 Dth/day

March              15,192 Dth/day     26,495 Dth/day      41,687 Dth/day

April              11,066 Dth/day     17,417 Dth/day      28,483 Dth/day

May                11,066 Dth/day                         11,066 Dth/day

June               11,066 Dth/day                         11,066 Dth/day

July               11,066 Dth/day                         11,066 Dth/day

August             11,066 Dth/day                         11,066 Dth/day

September          11,066 Dth/day                         11,066 Dth/day

October            11,066 Dth/day     22,716 Dth/day      33,782 Dth/day


Maximum Seasonal Qty     Nov. - Mar.     Apr. - Oct.
                          3,462,143       1,200,000

Unnominated Winter Seasonal Qty     1,168,151


     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's South system.

     3.   Buyer shall pay Seller as follows:

          a. For Unnominated Quantities:
             Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

          b. For Nominated Commodity as follows:
             Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

          c. For ADS10 Variable Costs:
             Variable Cost Rates and Fuels under Texas Gas NNS rate Schedule and other applicable costs, if any as billed.

         d.  For ADS10 Demand Costs:
             Texas Gas Demand Costs under Rate Schedule NNS and other applicable pipeline costs, if any as billed.

     4.This ADS10 service expires October 31, 2001.

     5.Sellers provisions of ADS10 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment

     Seller and Buyer agree that this Appendix K.10 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised
Appendix K.10



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.


By:  /s/ Terrence F. Peak               By:  /s/ Timothy M. Hewitt
Its:   Senior Vice President            Its: Vice President

                                                    IGC-Appendix M.1
Gas Sales And Portfolio Administration Agreement    April 1, 1999

          APPENDIX M.1 - Summer Delivery Service 1

Summer Delivery Service 1 ("SDS1")

    1. Starting April 1, 1999, consistent with the Buyer's supply plans, Seller shall provide Buyer with SDS1 with the following delivered Service entitlements:


Contract Months      Maximum Daily SDS1     Maximum Monthly SDS1
April - October        30,113 Dth/day       30,113 Dth times the
                                            number of days in the
                                            month.


     2. These delivery service entitlements shall be available at the PEPL-ANR Defiance interconnect, subject to availability, within Buyer's supply plan, of unutilized entitlements at the Indiana Gas Gate on Panhandle Eastern
        Pipeline.

     3. Buyer shall pay Seller as follows:

       a.   For SDS1 Variable Costs:
       Variable cost of $.005/Dth
       Fuels under applicable tariffs for Panhandle Eastern
       EFT.

       b.   For SDS1 Demand Costs:
       Demand cost of $.1293/Dth/day and other applicable pipeline costs if any.

     4. This SDS1 service expires March 31, 2002.

     5. Sellers provisions of SDS1 shall be subject to the provisions of service reflected in Panhandle Eastern EFT tariffs, as well as other Panhandle Eastern FERC tariffs as may be applicable to the provision of those services.

Amendment

     Seller and Buyer agree that this Appendix M.1 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised
Appendix M.1.



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.

By:  /s/ Terrence F. Peak               By:  /s/ Timothy M. Hewitt
Its:   Senior Vice President            Its: Vice President


 Gas Sales And Portfolio Administration Agreement    IGC-Appendix B
                                                     November 1, 1998


           APPENDIX B - Buyer's Maximum Quantities

Maximum Daily Quantities (in Dth)


                            Central/
Month         North/East  Terre Haute     South     Greensburg
November       374,578      216,381       62,583       6,500
December       491,329      276,381       72,687      13,140
January        491,329      276,381       72,687      13,140
February       475,063      249,381       64,687       9,371
March          386,578      233,381       51,400       6,695
April          254,578      123,895       37,700      13,140
May            215,578       84,184       25,066       4,575
June           175,750       53,327       15,301       2,673
July           104,000       47,398        8,962       2,038
August         123,849       53,327       97,080       2,035
September      205,006       70,327       21,066      13,000
October        232,460      140,000       37,600       5,060


Maximum Seasonal Quantities (in Dth)


                               Central/
Month           North/East    Terre Haute    South     Greensburg
Summer 1999     15,023,560     8,413,028   1,867,753     365,123
Winter 1998-99  38,774,854    22,422,732   5,202,047     832,026


           APPENDIX B - Buyer's Maximum Quantities

Amendment

     Seller and Buyer agree that this Appendix B may be amended as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix B.


PROLIANCE ENERGY, LLC              INDIANA GAS COMPANY, INC.

By:  /s/ Terrence F. Peak               By:  /s/ Timothy M. Hewitt
Its:   Senior Vice President            Its: Vice President


Gas Sales And Portfolio Administration Agreement     IGC-Appendix C
                                                     November 1, 1998


             Appendix C - Portfolio Information

I.   Contracts and Contract Rates

     The applicable demand costs shall be determined based upon the rates and charges specified in each Transporter's Tariff, including any applicable direct bills, surcharges, or as other costs specified by the sheets identified below, or other applicable sheets, as all of those sheets may be in effect from time to time, and costs arising under applicable agreements, for the applicable term of these agreements, including the agreements identified below, as well as this Agreement. While Seller and Buyer agree that the identified tariff sheets and agreements are intended to be a complete listing of the applicable tariff sheets and applicable agreements, they further agree that the omission of the reference of one or more sheets or agreements from that list will not affect Buyer's obligation to Seller for rates, charges and costs incurred thereunder. Seller shall provide to Buyer all Transporter refunds for the applicable terms which are received by Seller relative to Contracts or Contract Rates referenced below or relative to any agreements referencing the contracts below.


Contract No.  Contract Rate
11718          Sheet No. 5
11721          Sheet No. 5
03950          Sheet No. 5
               Sheet No. 17
               Sheet No. 17A
               Sheet No. 18
32300          Sheet No. 10
800171         Sheet No. 35
830034         Sheet No. 30
400109         Sheet No. 43
WSS            Appendix I
PSS            Appendix I
WDS1           Appendix J.1
WDS2           Appendix J.2
WDS3           Appendix J.3
WDS4           Appendix J.4
WDS5           Appendix J.5
ADS1           Appendix K.1
ADS2           Appendix K.2
ADS3           Appendix K.3
ADS4           Appendix K.4
ADS5           Appendix K.5
ADS6           Appendix K.6
ADS7           Appendix K.7
ADS8           Appendix K.8
ADS9           Appendix K.9
ADS10          Appendix K.10
ADS11          Appendix K.11
PSS2           Appendix L.1
SDS1           Appendix M.1



II.  Transportation Credit

  1. Seller shall provide to Buyer, as a credit against the Contract Rates, a Transportation Credit ("TC") for the sale from the Buyer to Seller of projected available annual portfolio entitlements.

  2. The Transportation Credit shall be calculated from time to time to reflect changes in projected available annual entitlements, based on the following formula:

  TC = Base TC x Projected Available Annual Entitlements
                   Base Available Annual Entitlements

  Where:  a.   Base TC = $1,864,290
          b.   Base Available Annual Entitlements = 35,843,831 Dth
          c.   Projected Available Annual Entitlements =
               Total Entitlements - Normal Demand
               (i)     Total Entitlements are the sum of the
                       quantities of longhaul pipeline
                       transportation entitlements reserved
                       by Buyer.
               (ii)    Normal Demand is the projected normal
                       weather quantity of Buyer's firm longhaul pipeline deliveries for firm customers.

  3. The TC shall be divided among months based upon the projected available monthly entitlements.

Amendment

     Seller and Buyer agree that this Appendix C may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised
Appendix C.


PROLIANCE ENERGY LLC               INDIANA GAS COMPANY, INC.

By:  /s/ Terrence F. Peak          By:  /s/ Timothy M. Hewitt
Its:   Senior Vice President       Its: Vice President



Gas Sales And Portfolio Administration Agreement     IGC-Appendix E
                                                     November 1, 1998



               Appendix E- Commodity Purchases

     This Appendix E addresses the gas supply and other variable costs applicable to Nominated Daily Quantities and Balancing Quantities as identified below.

For Monthly Baseload Purchases:
     Buyer shall pay to Seller each Contract Month an amount determined by multiplying the monthly baseload quantities of Gas scheduled for Buyer's purchase under this Agreement during the Contract Month, by a price per MMBtu determined using the first monthly index from Inside FERC's GAS MARKET REPORT, in the table "PRICES OF SPOT GAS DELIVERED TO INTERSTATE PIPELINES" for the applicable zone, specified below, for the applicable month, plus all other applicable variable costs as identified below shall apply.

For Daily Swing Purchases:
     Buyer shall pay to Seller each Contract Month an amount determined by summing all applicable "Daily Amounts" for the Contract Month. A "Daily Amount" shall be calculated for each day during the Contract Month for which daily swing quantities of Gas have been confirmed for purchase. The "Daily Amounts" shall be determined by multiplying (a) the confirmed swing quantities of gas scheduled for the particular day of the Contract Month, by (b) a price per MMBtu determined using the Daily Midpoint Price reported in Gas Daily, in the table "DAILY PRICE SURVEY", for the applicable zone, specified below, for purchases for the
applicable day.   As to any day for which Gas Daily for any
reason (e.g. holidays and weekends) does not publish the above referenced prices, the applicable prices shall be that
utilized for the last prior day such is published.   In
addition all other applicable variable costs as identified below shall apply.

For Other Purchases:
     For any purchases not covered by a specified pricing method, or for fixed price quantities, pricing shall be as negotiated and mutually agreed to in writing by the Parties.

For Summer Storage Refill:
     For summer refill of leased storage, Buyer shall pay to Seller an amount based on averaging the seven summer monthly indices for the applicable supply area, and based upon presuming storage refill quantities to be equally split between the summer months. For summer refill of company storage, the parties will agree on the extent to which an index average method will be used, after consideration of the operational scheduling needs of company storage. In addition, all other applicable variable costs as identified below shall apply.

For Storage Withdrawals:
     For quantities of storage withdrawals for which Buyer has previously paid for commodity, applicable storage withdrawal variable costs as identified below shall apply.

For Applicable Indices:


System              Applicable Monthly Indices
North/East           PEPL - Texas, Oklahoma
                     ANR - Louisiana
Central/Terre Haute  Texas Gas - Zone 1
                     Texas Gas - Zone SL
South                Texas Gas - Zone 1
                     Texas Gas - Zone SL
Greensburg           TETCO - East Louisiana
                     TETCO - West Louisiana
                     TETCO - East Texas
                     TETCO - South Texas


System              Applicable Daily Indices
North/East           PEPL - Oklahoma
                     ANR - Louisiana - Onshore South
Central/Terre Haute  Texas Gas SL - Louisiana - Onshore South
                     Texas Gas (entire Z1)-East Texas-North La. Area
                     Chicago-LDCs, large e-us
South                Texas Gas SL - Louisiana - Onshore South
                     Texas Gas (entire Z1)-East Texas-North La. Area
Greensburg/Westport  TETCO (ELA) - Louisiana - Onshore South
                     TETCO (WLA) - Louisiana - Onshore South
                     TETCO (ETX) - East Texas - North La. Area
                     TETCO (STX) - South - Corpus Christi


   APPENDIX E- Commodity Purchases - Other Variable Costs

     The other variable costs applicable to Nominated Daily Quantities and Balancing Quantities shall be determined based upon the rates and charges applicable under each transporter's tariff, including the sheets identified below, as well as other applicable sheets, as all of those sheets may be in effect from time to time, and costs arising under applicable agreements, including the agreements identified below, as well as this Agreement.

North/East


PEPL
Contract No.   Contract Rate
11718          Sheet No. 5
11721          Sheet No. 5
WSS            Appendix I
PSS            Appendix I
WDS1           Appendix J.1
WDS2           Appendix J.2
ADS1           Appendix K.1
ADS2           Appendix K.2
ADS11          Appendix K.11
PSS2           Appendix L.1
SDS1           Appendix M.1


North/East

ANR
Contract No.   Contract Rate
03950          Sheet No. 5
               Sheet No. 17
               Sheet No. 17A
               Sheet No. 19
32300          Sheet No. 10
               Sheet No. 19
WDS2           Appendix J.2
ADS1           Appendix K.1

Central/Terre Haute System

Texas Gas Z-3
Contract No.   Contract Rate
PSS            Appendix I
WDS2           Appendix J.2
WDS4           Appendix J.4
WDS5           Appendix J.5
ADS2           Appendix K.2
ADS3           Appendix K.3
ADS6           Appendix K.6
ADS7           Appendix K.7
ADS8           Appendix K.8


South System

Texas Gas Z-4
Contract No.   Contract Rate
ADS3           Appendix K.3
ADS9           Appendix K.9
ADS10          Appendix K.10

Greensburg System

Texas Eastern
Contract No.   Contract Rate
800171         Sheet No. 36
               Sheet No. 126
               Sheet No. 127
               Sheet No. 128
               Sheet No. 129
830034         Sheet No. 31
               Sheet No. 126
               Sheet No. 127
               Sheet No. 128
               Sheet No. 129
400109         Sheet No. 43
               Sheet No. 126
               Sheet No. 127
               Sheet No. 128
               Sheet No. 129
ADS2           Appendix K.2
ADS3           Appendix K.3


     While Seller and Buyer agree that the identified tariff sheets and agreements are intended to be a complete listing of the applicable tariff sheets and applicable agreements, they further agree that the omission of the reference of one or more sheets or agreements from that list will not affect Buyer's obligation to Seller for rates, charges and costs incurred thereunder.

Amendment

     Seller and Buyer agree that this Appendix E may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised
Appendix E.


PROLIANCE ENERGY, LLC              INDIANA GAS COMPANY, INC.

By:  /s/ Terrence F. Peak               By:  /s/ Timothy M. Hewitt
Its:   Senior Vice President            Its: Vice President



Gas Sales And Portfolio Administration Agreement   IGC-Appendix G
                                                   November 1, 1998

                         G-Notices

Invoice Information:

Buyer:                             Seller:
Indiana Gas Company, Inc           J. Groth
Gas Supply Department              ProLiance Energy, LLC
Attn.: Chris Kershner              135 North Pennsylvania Street
1630 North Meridian Street         Suite 800
Indianapolis, IN 46202             Indianapolis, IN 46204-2482
(317) 321-0583                     (317) 231-6808

Payments:

Buyer:                             Seller:
National City Bank                 Key Bank
For the Account of:                For the Account of:
  Indiana Gas Company, Inc.          ProLiance Energy, LLC
                                   ABA #041001039
                                   ACCT #6001805116

Supply Plans/Operational/Force Majeure:

Buyer:                             Seller:
Supply Plans                       Supply Plans
Chris Kershner                     Stephen Miner
(317) 321-0583                     (317) 231-6828

Operational                        Operational
Randy Gary                         Stephen Miner
(317) 321-0507                     (317) 231-6828
Force Majeure                      Force Majeure
Randy Gary (317) 321-0507          Brian Azman - (317) 231-6830
Frank Lindsey (317) 321-0334       Stephen Miner - (317) 231-6828
Gas Controller
 on Duty (317) 321-0535            Terry Peak - (317)231-6804
Indiana Gas Company, Inc.          ProLiance Energy, LLC
1630 North Meridian Street         135 North Pennsylvania Street
Indianapolis, IN 46202             Suite 800
(317) 321-0787 (Telecopy)          Indianapolis, Indiana 46204-2482
                                   (317) 231-6901 (Telecopy)

All Other Notices:

Buyer:                             Seller:
Gas Supply Department              ProLiance Energy , LLC
Attn.:  Randy Gary                 Attn:  Terry F. Peak
1630 North Meridian Street         135 North Pennsylvania Street
Indianapolis, IN 46202             Suite 800
                                   Indianapolis, Indiana 46204-2482

Amendment

     Seller and Buyer agree that this Appendix G may be amended from time to time as provided in this Agreement, which amendment ultimately will be memorialized in a revised
Appendix G.


PROLIANCE ENERGY, LLC              INDIANA GAS COMPANY, INC.

By:  /s/ Terrence F. Peak          By:  /s/ Timothy M. Hewitt
Its:   Senior Vice President       Its: Vice President